As filed with the Securities and Exchange Commission on December 8, 2015

Registration No. 333- 184605

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 4

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MARKWEST ENERGY PARTNERS, L.P.

MARKWEST ENERGY FINANCE CORPORATION*

(Exact name of Registrant as specified in its charter)

Delaware	27-0005456
Delaware	20-1805917
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1515 Arapahoe Street

Tower 1, Suite 1600

Denver, Colorado 80202

(303) 925-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nancy K. Buese

1515 Arapahoe Street

Tower 1, Suite 1600

Denver, Colorado 80202

(303) 925-9200

(Address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

David P. Oelman

Alan Beck

Vinson & Elkins L.L.P.

1001 Fannin, Suite 2500

Houston, Texas 77002-6760

(713) 758-2222

Approximate date of commencement of proposed sale to the public:

Not applicable. Removal from registration of securities that were not sold pursuant to this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

* The following are co-registrants that may guarantee the debt securities:

MarkWest Energy Operating Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-0005448
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

West Shore Processing Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Michigan	76-0501616
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Energy Appalachia, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	47-0852385
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Mason Pipeline Limited Liability Company
(Exact Name of Registrant As Specified In Its Charter)

Michigan	26-2664116
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Michigan Pipeline Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Michigan	83-0375568
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Oklahoma Gas Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	86-1089780
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest New Mexico, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157474
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Pinnacle, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157461
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest PNG Utility, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157467
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Texas PNG Utility, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157468
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Blackhawk, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	30-157471
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Power Tex, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	45-0537840
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Pipeline Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-2229672
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Energy East Texas Gas Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1311706
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Energy South Texas Gas Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	80-0901416
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Energy West Texas Gas Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	35-2530047
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Javelina Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0263770
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Javelina Pipeline Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	38-2909338
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Matrex, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Michigan	84-1349848
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Liberty Gas Gathering, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-2368254
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Gas Services, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	26-1795927
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Energy GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	01-0636219
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Hydrocarbon, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	84-1352233
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Marketing, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-2430225
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Gas Marketing, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	26-2827902
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest McAlester, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	26-3195589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Ranger Pipeline Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-4613260
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Mountaineer Pipeline Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	45-3160452
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Utica Operating Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	80-0773356
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Buffalo Creek Gas Company, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	32-0408108
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

MarkWest Texas LPG Pipeline, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	90-0906688
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 4 to the Registration Statement on Form S-3, File No. 333-184605 (the “Registration Statement”), as originally declared effective by the Securities and Exchange Commission (the “Commission”) on October 26, 2012, pertaining to the registration of an indeterminate number of securities of MarkWest Energy Partners, L.P. (the “Partnership”) and MarkWest Energy Finance Corporation (“MarkWest Finance” and, together with the Partnership, the “Registrants”) is filed by the Registrants, and deregisters all unsold securities registered for issuance under the Registration Statement.

On July 11, 2015, the Partnership entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MPLX LP (“MPLX”), MPLX GP LLC, the general partner of MPLX (“MPLX GP”), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX (“Merger Sub”), and, for certain limited purposes set forth in the Merger Agreement, Marathon Petroleum Corporation, the parent of MPLX GP. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Partnership (the “Merger”), with the Partnership surviving the Merger as a wholly owned subsidiary of MPLX. After the Merger, the Partnership’s common units will cease to be publicly traded.

As a result of the Merger, the Registrants have terminated all offerings of their securities pursuant to the Registration Statement. Accordingly, the Registrants are filing this Post-Effective Amendment No. 4 to Registration Statement on Form S-3, File No. 333-184605, pursuant to Rule 478 under the Securities Act of 1933 (the “Securities Act”) to hereby terminate the effectiveness of the Registration Statement, and, in accordance with the undertakings of the Registrant in Part II of the Registration Statement to remove from registration, by means of a post-effective amendment, any securities that had been registered for issuance but remain unsold at the termination of the offering, remove from registration any and all securities registered but unsold under the Registration Statement as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

WEST SHORE PROCESSING COMPANY, L.L.C.
MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.
MARKWEST ENERGY SOUTH TEXAS GAS COMPANY, L.L.C.
MARKWEST ENERGY WEST TEXAS GAS COMPANY L.L.C
MARKWEST TEXAS LPG PIPELINE, L.L.C.

By:	MARKWEST ENERGY OPERATING COMPANY, L.L.C.,
their Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST ENERGY GP, L.L.C.

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST MCALESTER, L.L.C.

MARKWEST BUFFALO CREEK GAS COMPANY, L.L.C.

By:	MARKWEST OKLAHOMA GAS COMPANY, L.L.C.,
its Sole Member

By:	MARKWEST ENERGY OPERATING COMPANY, L.L.C.,
their Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST HYDROCARBON, INC.

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MARKWEST HYDROCARBON, INC.,
its Sole Member

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:	MARKWEST ENERGY APPALACHIA, L.L.C.,
its Sole Member

By:	MARKWEST ENERGY OPERATING COMPANY, L.L.C.,
its Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 8th day of December, 2015.

MATREX, L.L.C.

By:	WEST SHORE PROCESSING COMPANY L.L.C.,
its Sole Member

By:	MARKWEST ENERGY OPERATING COMPANY, L.L.C.,
its Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer

Note: No other person is required to sign this Post-Effective Amendment No. 4 to the Registration Statement in reliance on Rule 478 of the Securities Act.